Exhibit 99.1

EVOLVING SYSTEMS ENTERS DEFINITIVE AGREEMENTS TO SELL ACTIVATION AND MARKETING BUSINESSES TO PARTNERONE CAPITAL FOR $40 MILLION

Proposed Transaction Expected to Result in Debt Free Balance Sheet with approximately $37.5 Million Cash at Closing

ENGLEWOOD, Colorado October 18, 2021 — On October 15, 2021, Evolving Systems, Inc. (NASDAQ:EVOL) entered into definitive agreements to sell all of the assets of its Customer Acquisition and Network Services division (‘Activation’) as well as its CVML and Loyalty Business (‘Marketing’) to PartnerOne Capital for a base purchase price of $40 million. The proposed transaction, which has been approved by the Board of Directors of both companies, is subject to various terms and conditions, including approval by Evolving Systems’ stockholders. Evolving Systems expects to file a preliminary proxy statement regarding the proposed transaction with the U.S. Securities & Exchange Commission within 30 days.

At the closing, Evolving Systems expects to receive $37.5 million of the base purchase price in cash (subject to adjustment for net cash), with the remaining $2.5 million placed in escrow as security for Evolving Systems’ indemnification obligations. The escrowed funds will be released to Evolving Systems on the first business day following the one-year anniversary of the closing, less any portion used to make indemnification payments to PartnerOne.

“PartnerOne is very excited to take Evolving Systems to the next level, by continuing to serve its customers with the industry's leading software and best-in-class customer service. We look forward to building a strong team and a positive work environment with the incredible people that make Evolving Systems the global leader in its category today.” said Riz Khaliq from PartnerOne.

“At closing, we anticipate that Evolving Systems will have a debt free balance sheet with approximately $37.5 million in cash and cash equivalents” said Matthew Stecker, President & CEO of Evolving Systems. “The Board of Directors has established an investment committee to evaluate options to maximize the value of the Company’s assets, including, but not limited to, identifying potential opportunities to invest in or acquire one or more operating businesses that provide opportunities for appreciation in value and/or returning cash to shareholders.”

Evolving Systems’ largest stockholder and holder of approximately 20.8% of Evolving Systems’ issued and outstanding common stock has entered into a voting agreement to vote in favor of the proposed transaction, subject to certain terms and conditions contained therein.

The proposed transaction includes a “go-shop” period expiring on November 15, 2021. During this period, Evolving Systems, assisted by its legal and financial advisors, will actively initiate, solicit and consider alternative acquisition proposals from third parties. The Evolving Systems board will have the right to terminate the proposed transaction with PartnerOne, and enter into a superior transaction, subject to the terms and conditions contained in the purchase agreements executed by Evolving Systems and PartnerOne. There can be no assurance that this “go-shop” process will result in a superior proposal, and Evolving Systems does not intend to disclose developments with respect to the “go-shop” process unless and until it determines that such disclosure is appropriate or otherwise required.

About Evolving Systems®

Evolving Systems, Inc. (NASDAQ: EVOL) empowers Communications Service Providers (CSPs) to succeed in fast-changing, disruptive telecom environments. This is achieved through a combination of People, Processes, and Platforms and empowers CSPs to activate, engage, and retain their customers. Evolving Systems’ real-time digital engagement solutions and services are used by more than 90 service providers in over 60 countries worldwide. The Company’s portfolio includes CSP market-leading solutions and services for network provisioning and resource management, enhancing the digital sales and distribution channels, service activation, real-time analytics, customer value management and loyalty. Founded in 1985, the Company has its headquarters in Englewood, Colorado, with offices in Asia, Europe, Africa, South America and North America. For more information, please visit www.evolving.com or follow us on Twitter at http://twitter.com/EvolvingSystems.

THIS PRESS RELEASE DOES NOT CONSTITUTE A SOLICITATION OF PROXIES

In connection with the proposed transaction, Evolving Systems will deliver a Proxy Statement, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Evolving Systems shareholders may obtain a free copy of the proxy statement and other documents that Evolving Systems files with the SEC (when available) from the SEC’s website at www.sec.gov and Evolving Systems’ website at https://www.evolving.com/investors. In addition, the proxy statement and other documents filed by Evolving Systems with the SEC (when available) may be obtained from Evolving Systems free of charge by directing a written request to Corporate Secretary, Evolving Systems, Inc., 9800 Pyramid Court, Suite 400, Englewood, Colorado, 80112. Phone: (303) 802-1000.

Evolving Systems and certain of its directors and executive officers may be deemed to participate in the solicitation of proxies from the shareholders of Evolving Systems in connection with the proposed transaction. Information about the directors and officers of Evolving Systems and their ownership of Evolving Systems common stock will be set forth in the proxy statement to be delivered for the proposed transaction.

CAUTIONARY STATEMENT

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Evolving Systems’ future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Evolving Systems’ actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreements with PartnerOne; the failure to obtain the approval of Evolving Systems’ stockholders or required third party consents or the failure to satisfy any of the other closing conditions to the purchase agreements with PartnerOne; potential disruption of management’s attention from Evolving Systems’ ongoing business operations due to the transaction; the effect of the announcement of the proposed PartnerOne transaction on the ability of Evolving Systems to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Evolving Systems, as well other risks listed in Evolving Systems’ Form 10-K filed March 17, 2021 with the Securities and Exchange Commission and risks and uncertainties not presently known to Evolving Systems or that Evolving Systems currently deems immaterial. Evolving Systems wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Evolving Systems does not undertake any obligation to update forward-looking statements, except as required by law.

Investor Relations Contact: Alice Ahern, Investor Relations

Evolving Systems Tel: 1-844-732-5898

Email: investors@evolving.com